CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

DERIVED INFORMATION   01/14/05

$580,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$1,000,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-1

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

Statistical Collateral Summary – Non-Interest Only Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 1/01/05 cutoff date.  All of the mortgage loans provide payments of principal following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	4,802
Total Outstanding Loan Balance	$658,088,893*	Min	Max
Average Loan Current Balance	$137,045	$4,912	$971,384
Weighted Average Original LTV	81.2%**
Weighted Average Coupon	7.40%	3.70%	14.00%
Arm Weighted Average Coupon	7.30%
Fixed Weighted Average Coupon	7.74%
Weighted Average Margin	6.14%	2.25%	10.74%
Weighted Average FICO (Non-Zero)	628
Weighted Average Age (Months)	2
% First Liens	96.5%
% Second Liens	3.5%
% Arms	76.7%
% Fixed	23.3%
% of Loans with Mortgage Insurance	0.2%

*

Total collateral will be approximately [$1,000,000,050].

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
3.70 - 5.00	17	4,633,041	0.7	4.68	74.7	686
5.01 - 5.50	48	10,188,064	1.5	5.35	74.8	646
5.51 - 6.00	245	47,127,227	7.2	5.85	75.8	646
6.01 - 6.50	502	92,660,544	14.1	6.31	77.9	645
6.51 - 7.00	801	137,935,146	21.0	6.81	80.4	644
7.01 - 7.50	663	107,262,765	16.3	7.29	81.1	633
7.51 - 8.00	657	98,730,611	15.0	7.77	82.7	618
8.01 - 8.50	506	60,606,341	9.2	8.26	84.4	609
8.51 - 9.00	390	42,353,205	6.4	8.75	83.6	596
9.01 - 9.50	209	18,295,659	2.8	9.25	86.2	595
9.51 - 10.00	166	14,249,123	2.2	9.78	83.5	584
10.01 - 10.50	145	7,011,157	1.1	10.26	86.4	600
10.51 - 11.00	95	5,448,334	0.8	10.79	87.1	605
11.01 - 11.50	90	4,600,142	0.7	11.28	87.6	600
11.51 - 12.00	194	4,787,862	0.7	11.72	95.9	595
12.01 - 12.50	20	605,267	0.1	12.28	93.5	610
12.51 - 13.00	10	579,119	0.1	12.90	91.6	595
13.01 - 13.50	8	294,673	0.0	13.08	100.0	620
13.51 - 14.00	36	720,615	0.1	13.71	99.8	594
Total:	4,802	658,088,893	100.0	7.40	81.2	628

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	2	92,170	0.0	10.56	71.3	0
476 - 500	5	677,015	0.1	7.50	77.8	492
501 - 525	143	21,818,368	3.3	8.52	73.5	515
526 - 550	274	39,515,413	6.0	8.07	76.6	540
551 - 575	488	66,351,649	10.1	7.91	79.7	564
576 - 600	795	94,096,957	14.3	7.62	82.3	588
601 - 625	795	96,380,815	14.6	7.29	81.2	613
626 - 650	799	108,721,296	16.5	7.25	82.0	638
651 - 675	641	97,206,256	14.8	7.08	82.7	663
676 - 700	427	62,652,824	9.5	7.15	82.6	687
701 - 725	191	31,245,926	4.7	7.01	82.5	712
726 - 750	129	20,818,814	3.2	7.05	81.4	736
751 - 775	81	12,522,142	1.9	6.80	81.8	763
776 - 800	28	4,965,358	0.8	7.04	80.3	783
801 - 805	4	1,023,889	0.2	6.67	74.9	803
Total:	4,802	658,088,893	100.0	7.40	81.2	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
4,912 - 50,000	802	24,524,077	3.7	9.94	90.2	625
50,001 - 100,000	1,354	102,415,239	15.6	7.91	81.8	623
100,001 - 150,000	1,074	132,539,051	20.1	7.49	81.2	624
150,001 - 200,000	588	102,140,647	15.5	7.20	80.8	625
200,001 - 250,000	376	84,584,626	12.9	7.17	79.5	626
250,001 - 300,000	225	61,547,153	9.4	7.00	80.5	630
300,001 - 350,000	171	55,343,273	8.4	7.08	81.5	630
350,001 - 400,000	89	33,455,210	5.1	6.91	81.1	641
400,001 - 450,000	42	17,960,461	2.7	7.09	84.2	635
450,001 - 500,000	43	20,624,249	3.1	6.99	77.8	646
500,001 - 550,000	11	5,764,517	0.9	7.06	83.6	647
550,001 - 600,000	14	8,071,662	1.2	7.00	78.9	631
600,001 - 750,000	10	6,474,247	1.0	6.69	81.6	675
800,001 - 850,000	2	1,673,096	0.3	7.25	61.5	637
950,001 - 971,384	1	971,384	0.1	6.75	70.0	774
Total:	4,802	658,088,893	100.0	7.40	81.2	628

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
16.290 - 50.000	106	14,027,951	2.1	7.00	42.7	620
50.001 - 55.000	47	6,937,831	1.1	6.87	53.4	620
55.001 - 60.000	66	12,239,557	1.9	7.26	57.9	597
60.001 - 65.000	111	18,694,691	2.8	6.96	63.3	596
65.001 - 70.000	161	27,735,979	4.2	7.19	68.6	608
70.001 - 75.000	238	39,498,511	6.0	7.27	74.0	606
75.001 - 80.000	1,896	277,839,146	42.2	7.13	79.8	639
80.001 - 85.000	440	68,011,707	10.3	7.51	84.4	599
85.001 - 90.000	751	117,366,124	17.8	7.53	89.5	628
90.001 - 95.000	291	43,070,601	6.5	7.62	94.7	653
95.001 - 100.000	695	32,666,794	5.0	9.70	100.0	643
Total:	4,802	658,088,893	100.0	7.40	81.2	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	1,378	154,820,685	23.5	7.77	83.1	632
0.50	7	1,412,630	0.2	7.60	83.6	672
1.00	320	57,453,203	8.7	7.34	81.0	642
1.50	1	493,891	0.1	7.50	75.0	698
1.75	1	303,171	0.0	6.50	80.0	630
2.00	1,975	295,169,014	44.9	7.33	81.3	620
2.50	1	123,574	0.0	6.75	90.0	732
3.00	1,031	135,896,512	20.7	7.22	78.7	631
4.00	1	74,497	0.0	7.99	90.0	556
5.00	87	12,341,717	1.9	6.93	81.7	679
Total:	4,802	658,088,893	100.0	7.40	81.2	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	2,930	350,266,435	53.2	7.39	81.6	612
Reduced	782	122,228,780	18.6	7.47	82.6	652
No Income/ No Asset	24	4,430,139	0.7	7.19	72.4	685
Stated Income / Stated Assets	1,066	181,163,540	27.5	7.40	79.6	643
Total:	4,802	658,088,893	100.0	7.40	81.2	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	4,220	592,980,530	90.1	7.36	81.1	625
Second Home	27	3,661,424	0.6	7.65	80.8	644
Investor	555	61,446,938	9.3	7.79	82.5	657
Total:	4,802	658,088,893	100.0	7.40	81.2	628

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	667	152,049,348	23.1	7.06	77.1	624
Florida	486	64,561,730	9.8	7.52	82.1	630
Texas	562	50,638,282	7.7	7.82	82.8	619
Illinois	261	43,446,135	6.6	7.30	84.1	648
Nevada	140	26,663,060	4.1	7.28	80.4	622
New York	108	25,946,348	3.9	7.05	80.5	669
Michigan	230	22,940,252	3.5	7.97	84.0	616
Ohio	228	20,028,190	3.0	7.64	85.0	627
Massachusetts	88	18,676,833	2.8	7.28	77.2	627
Virginia	120	17,408,429	2.6	7.27	80.4	638
Arizona	136	16,042,101	2.4	7.39	82.7	632
Washington	123	15,164,396	2.3	7.25	84.3	623
Oregon	129	14,752,420	2.2	7.39	83.8	634
Maryland	76	12,866,066	2.0	7.64	82.4	626
Georgia	100	11,842,394	1.8	7.69	83.4	623
Other	1,348	145,062,907	22.0	7.57	82.5	624
Total:	4,802	658,088,893	100.0	7.40	81.2	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	2,807	342,337,034	52.0	7.54	83.8	646
Refinance - Rate Term	293	41,671,794	6.3	7.34	81.6	609
Refinance - Cashout	1,702	274,080,064	41.6	7.25	77.9	609
Total:	4,802	658,088,893	100.0	7.40	81.2	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 1Y	23	5,356,473	0.8	7.07	85.6	634
Arm 2/28	2,758	444,082,071	67.5	7.35	81.4	625
Arm 3/27	271	40,740,202	6.2	7.14	80.8	621
Arm 5/25	20	4,513,778	0.7	6.92	82.5	640
Arm 6 Month	46	9,953,012	1.5	6.23	84.4	638
Fixed Rate	1,684	153,443,356	23.3	7.74	80.2	638
Total:	4,802	658,088,893	100.0	7.40	81.2	628

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	3,811	494,196,491	75.1	7.41	81.2	624
PUD	408	69,745,007	10.6	7.35	81.6	630
2 Family	251	44,709,487	6.8	7.22	81.1	651
Condo	247	31,916,708	4.8	7.47	81.7	642
3-4 Family	85	17,521,199	2.7	7.71	78.7	661
Total:	4,802	658,088,893	100.0	7.40	81.2	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	23	3,382,738	0.7	6.37	82.8	672
4.01 - 4.50	73	13,629,632	2.7	6.14	82.3	637
4.51 - 5.00	230	42,306,238	8.4	6.50	80.8	654
5.01 - 5.50	596	97,157,259	19.3	6.96	80.9	643
5.51 - 6.00	624	115,569,645	22.9	6.99	81.3	633
6.01 - 6.50	442	67,958,193	13.5	7.29	81.6	634
6.51 - 7.00	524	85,379,833	16.9	7.65	80.7	603
7.01 - 7.50	226	33,120,125	6.6	7.99	84.2	599
7.51 - 8.00	187	24,907,705	4.9	8.40	84.3	592
8.01 - 8.50	80	10,297,506	2.0	8.93	82.0	578
8.51 - 9.00	75	7,711,879	1.5	9.52	82.6	574
9.01 - 9.50	29	2,379,423	0.5	9.96	80.4	563
9.51 - 10.00	4	397,111	0.1	10.84	69.6	544
10.01 - 10.50	3	302,461	0.1	11.62	67.6	534
10.51 - 10.74	2	145,787	0.0	11.15	43.5	539
Total:	3,118	504,645,536	100.0	7.30	81.5	625

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	8	2,095,395	0.4	5.72	86.3	660
4 - 6	39	7,955,556	1.6	6.38	83.7	631
7 - 9	1	235,600	0.0	6.86	80.0	666
10 -12	23	5,210,086	1.0	7.12	86.0	633
13 - 15	3	935,364	0.2	8.03	81.1	568
16 - 18	23	4,839,100	1.0	7.18	78.3	655
19 - 21	552	104,697,542	20.7	7.23	82.4	655
22 - 24	2,178	333,422,913	66.1	7.39	81.2	615
25 - 27	1	69,890	0.0	7.63	90.0	650
28 - 30	9	1,283,692	0.3	6.55	82.5	612
31 - 33	74	12,401,864	2.5	7.11	82.1	652
34 - 36	187	26,984,757	5.3	7.18	80.1	607
37 - 60	20	4,513,778	0.9	6.92	82.5	640
Total:	3,118	504,645,536	100.0	7.30	81.5	625

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.25 - 11.50	37	6,827,883	1.4	5.48	75.5	654
11.51 - 12.00	102	20,637,075	4.1	5.96	77.8	628
12.01 - 12.50	168	32,736,846	6.5	6.24	77.6	632
12.51 - 13.00	314	62,006,998	12.3	6.53	80.4	627
13.01 - 13.50	409	74,507,915	14.8	6.75	81.1	634
13.51 - 14.00	559	99,901,584	19.8	7.09	81.4	639
14.01 - 14.50	423	66,584,304	13.2	7.53	83.6	642
14.51 - 15.00	410	59,707,930	11.8	7.94	83.3	611
15.01 - 15.50	284	34,005,089	6.7	8.36	85.0	603
15.51 - 16.00	213	25,721,410	5.1	8.83	83.0	594
16.01 - 16.50	75	8,509,016	1.7	9.37	83.4	572
16.51 - 17.00	76	8,573,020	1.7	9.88	79.4	569
17.01 - 17.50	30	2,805,276	0.6	10.43	74.4	547
17.51 - 18.00	7	831,043	0.2	10.85	71.9	536
18.01 - 18.85	11	1,290,148	0.3	11.40	63.9	538
Total:	3,118	504,645,536	100.0	7.30	81.5	625

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
3.70 - 4.50	27	5,474,054	1.1	6.41	83.7	632
4.51 - 5.50	127	24,684,024	4.9	6.23	80.5	650
5.51 - 6.00	182	35,256,331	7.0	5.92	78.5	631
6.01 - 6.50	365	67,876,148	13.5	6.38	79.7	645
6.51 - 7.00	596	109,263,639	21.7	6.83	80.8	641
7.01 - 7.50	471	80,964,058	16.0	7.32	81.9	633
7.51 - 8.00	480	78,530,351	15.6	7.79	82.9	613
8.01 - 8.50	352	43,330,648	8.6	8.28	85.0	605
8.51 - 9.00	259	33,006,648	6.5	8.76	82.9	592
9.01 - 9.50	102	10,966,975	2.2	9.28	84.9	575
9.51 - 10.00	98	10,023,774	2.0	9.81	80.1	571
10.01 - 10.50	36	2,872,559	0.6	10.30	76.6	556
10.51 - 11.00	11	1,067,681	0.2	10.84	68.2	538
11.01 - 11.50	7	872,129	0.2	11.27	63.8	544
11.51 - 11.85	5	456,519	0.1	11.69	64.5	526
Total:	3,118	504,645,536	100.0	7.30	81.5	625

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	34	6,328,326	1.3	5.74	84.5	647
1.50	411	74,479,488	14.8	6.99	82.1	669
2.00	40	9,424,912	1.9	7.17	85.2	631
3.00	2,632	414,245,261	82.1	7.39	81.3	617
5.00	1	167,549	0.0	5.50	80.0	746
Total:	3,118	504,645,536	100.0	7.30	81.5	625

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1,927	290,701,063	57.6	7.35	81.7	619
1.50	847	143,441,693	28.4	7.18	82.0	650
2.00	344	70,502,780	14.0	7.37	79.4	599
Total:	3,118	504,645,536	100.0	7.30	81.5	625

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	4,802	658,088,893	100.0	7.40	81.2	628
Total:	4,802	658,088,893	100.0	7.40	81.2	628

    *     Note, for second liens, CLTV is employed in this calculation.